UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 9, 2011

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33253	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1520 Old Trolley Road Summerville, South Carolina	29485
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (843) 574-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

On March 9, 2011, Force Protection, Inc. (the “Company”) held an investor conference call and webcast to discuss its results of operations and financial condition for the fourth quarter ended December 31, 2010 and its business outlook.  Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the transcript of the Company’s presentation during that call and the questions and answers that followed the presentation.

The information contained in this report (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Safe Harbor Statement

This Current Report on Form 8-K contains certain forward-looking statements that are not historical facts, including statements about beliefs and expectations.  These statements are based on beliefs and assumptions of the Company’s management and on information currently available. These forward-looking statements include, among other statements: the growth, demand and interest for the Company’s services and products, including the Buffalo, Cougar, Ocelot and JAMMA vehicles; current backlog;  anticipated awards and expected deliveries of Ocelot vehicles; the effect of the LPPV award for future growth; expectations for future programs, including Land 121, TAPV and GAARV and the timing of proposals and awards; modernization and spares and sustainment contracts and the effect of operations in Afghanistan; the ability to meet current and future requirements; the Company’s execution of its business strategy and strategic transformation, including its development initiatives and opportunities to broaden its platform; the effect of the Company’s undefinitized contracts; the Company’s expected financial and operating results, including its revenues, cash flow and margins, for future periods; and the Comnpany’s share repurchase program.  Examples of these factors include, but are not limited to, the ability to effectively manage the risk in the Company’s business; the ability to execute the Company’s strategic transformation; the ability to develop new technologies and products and the acceptance of these technologies and products; the ability to obtain new orders for our vehicles, products, and services; the impact of the rate of operations in Afghanistan; and other risks and factors and cautionary statements listed in the Company’s periodic reports filed with the SEC, including the risks set forth in the Company’s annual report on Form 10-K for the year ended December 31, 2010.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

99.1	Transcript of Investor Conference Call webcast on March 9, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date: March 18, 2011

/s/ John F. Wall, III
(Signature)
Name: John F. Wall, III
Title: Senior Vice President, Assistant General Counsel and Corporate Secretary

EXHIBIT LIST

Exhibit	Description

99.1	Transcript of Investor Conference Call webcast on March 9, 2011.